EXHIBIT 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of PSEG Energy Holdings Inc. of our report dated March 3, 2000 relating to the financial statements of Hanford L.P., which appears in such Registration Statement.

San Fransisco, California                        /s/ Price WaterhouseCoopers LLP
June 14, 2000